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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 27, 2001
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                               AMERICREDIT CORP.
                               -----------------
            (Exact name of registrant as specified in its charter)


              Texas                        1-10667              75-2291093
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(State or other jurisdiction of       (Commission File        (IRS Employer
        incorporation)                     Number)         Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas                    76102
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (817) 302-7000
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(Former name or former address, if changed since last report)




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Item 5.  Other Events
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     Clifton H. Morris, Jr., Chairman of the Board of the Registrant, previously entered a Stock Selling Plan providing for the exercise of certain stock options and the disposition of up to 700,000 shares of the Registrant's common stock between January 15, 2001 and July 13, 2001. The Stock Selling Plan was filed with the Securities and Exchange Commission as an exhibit to a Report on Form 8-K dated January 5, 2001.

     Effective March 23, 2001, Mr. Morris has terminated his Stock Selling Plan. From January 15, 2001 through March 23, 2001, Mr. Morris sold 300,000 shares of the Registrant's common stock pursuant to the Plan. Mr. Morris intends to exercise stock options to acquire the balance of 400,000 shares previously covered by the Plan and to hold such shares for an indeterminate period of time.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICREDIT CORP.
                                     (Registrant)


Date:  March 27, 2001               By: /s/ DANIEL E. BERCE
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                                        Daniel E. Berce
                                        Vice Chairman of the Board and Chief
                                        Financial Officer

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